MFS WORLD EQUITY FUND
                       (A SERIES OF MFS SERIES TRUST VI)

             500 BOYLSTON STREET o BOSTON o MASSACHUSETTS 02116-3741
                                 617 o 954-5000








                                                              December 22, 1995



VIA EDGAR

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC  20549

         Re:    MFS Series Trust VI (File No. 811-6102), on Behalf of
                    MFS World Equity Fund

Ladies and Gentlemen:

     Pursuant to the requirements of Section 30(b) of the Investment Company Act of 1940 and Rule 30b2-1 thereunder, we hereby file a copy of the Semiannual Report to Shareholders dated October 31, 1995 of MFS World Equity Fund.

                                                   Very truly yours,

                                                   LORRAINE K. GRIP

                                                   Lorraine K. Grip
                                                   Senior Production Editor

MFS LOGO                                                      Annual Report for
                                                                     Year Ended
                                                               October 31, 1995

MFS [Registration Mark] World Equity Fund

Front Cover
A picture of airplanes.

MFS [Registration Mark] World Equity FUND

TRUSTEES
A. Keith Brodkin* -- Chairman and President

Richard B. Bailey* -- Private Investor; Former Chairman and Director (until
1991), Massachusetts Financial Services Company; Director, Cambridge Bancorp; Director, Cambridge Trust Company

Marshall N. Cohan -- Private Investor

Lawrence H. Cohn, M.D. -- Chief of Cardiac Surgery, Brigham and Women's Hospital; Professor of Surgery, Harvard Medical School

The Hon. Sir J. David Gibbons, KBE -- Chief Executive Officer, Edmund Gibbons Ltd.; Chairman, Bank of N.T. Butterfield & Son Ltd.

Abby M. O'Neill -- Private Investor; Director, Rockefeller Financial Services, Inc.(investment advisers)

Walter E. Robb, III -- President and Treasurer, Benchmark Advisers, Inc. (corporate financial consultants); President, Benchmark Consulting Group, Inc. (office services); Trustee, Landmark Funds (mutual funds)

Arnold D. Scott* -- Senior Executive Vice President, Director and Secretary, Massachusetts Financial Services Company

Jeffrey L. Shames* -- President and Director, Massachusetts Financial Services Company

J. Dale Sherratt -- President, Insight Resources, Inc. (acquisition planning specialists)

Ward Smith -- Former Chairman (until 1994), NACCO Industries; Director, Sundstrand Corporation

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO MANAGER
David Mannheim*

TREASURER
W. Thomas London*

ASSISTANT TREASURER
James O. Yost*


SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

CUSTODIAN
State Street Bank and Trust Company

AUDITORS
Deloitte & Touche LLP

INVESTOR INFORMATION

For MFS stock and bond market outlooks, call toll free: 1-800-637-4458 anytime from a touch-tone telephone.

For information on MFS mutual funds, call your financial adviser or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).


INVESTOR SERVICE
MFS Service Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906

For general information, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.


For service to speech- or hearing-impaired, call toll free: 1-800-637-6576 any business day from 9 a.m. to 5 p.m. Eastern time. (To use this service, your phone must be equipped with a Telecommunications Device for the Deaf.)


For share prices, account balances and exchanges, call toll free: 1-800-MFS-TALK (1-800-637-8255) anytime from a touch-tone telephone.

[DALBAR LOGO]

                               TOP-RATED SERVICE

For the second year in a row, MFS earned a #1 ranking in DALBAR, Inc.'s Broker/Dealer Survey, Main Office Operations Service Quality category. The firm achieved a 3.49 overall score -- on a scale of 1 to 4 -- in the 1995 survey. A total of 71 firms responded, offering input on the quality of service they receive from 36 mutual fund companies nationwide. The survey contained questions about service quality in 17 categories, including "knowledge of phone service con-tacts," "accuracy of transaction processing," and "overall ease of doing business with the firm."


*Affiliated with the Investment Adviser

LETTER TO SHAREHOLDERS

Dear Shareholders:

For the fiscal year ended October 31, 1995, the Fund generated a total return including the reinvestment of dividends but excluding the effects of any sales charges) for Class A shares of +10.16%, for Class B shares +9.07%, and for Class C shares +9.20%. This was in line with the +10.03% return produced by the Morgan Stanley Capital International World Index (the MSCI), a broad, unmanaged index of global equities. After a fairly flat first half of the fiscal year, in which the Fund lagged the MSCI by roughly 5%, the Fund's relative performance improved in the second half. An important factor in this improvement was our relative underweighting in Japan (11% of the Fund versus 25% of the MSCI), where the market was up 7% in yen but down 14% in dollars for the past six months (-10% and -15% for the full year). Secondly, while partial hedging of our European exposure hurt us in the first six months with the weakness of the dollar, this was not the case in the second half, as the dollar was broadly flat against European currencies.

U.S. Outlook

Moderate, but sustainable, growth appears to be the hallmark of the economic expansion's fifth year. While initial estimates showed the U.S. economy growing at an annual rate of 4.2% in the third quarter, this surprisingly strong growth was mainly driven by a pickup in consumer spending and an increase in business and government outlays. Although impressive, this growth rate is not expected to continue in coming months. Recent retail sales have been disappointing, in part because of rising levels of consumer debt. An extended period of lower mortgage rates seems to have relieved much of the pent-up demand for housing. Growth is not expected to get much help from the manufacturing sector, either, as order flows from manufacturers have moderated. Export activity, meanwhile, is also expected to remain modest as continued weakness abroad has limited demand for many U.S. goods. However, the Federal Reserve Board's consistent and, so far, successful efforts to fight inflation seem to be giving consumers and businesses enough longer term confidence to help maintain modest growth in real (adjusted for inflation) gross domestic product into 1996.

Global Outlook

As in the United States, a pattern of slow to moderate growth and low and controlled inflation remains a dominant theme in major industrialized countries. While the recent recovery of the dollar against the yen and the mark has added some strength to the economies of Europe and Japan, the outlook is for sluggish economic growth, in the near term at least. And although central banks in Europe and Japan have lowered interest rates in an attempt to stimulate domestic demand, many industrial companies in these countries are still struggling to compete in a global marketplace in which the prices of their products are less competitively priced. On the positive side, this does mean little to no inflationary pressure in these countries, and we believe that this, combined with further reductions in interest rates, could help provide a foundation for stronger economic growth in the long run.

Stock Markets

During the past year, the performance of the world's stock markets has been mostly positive. The U.S. market continued to lead the way, following up on a strong first half (+10%) with an even stronger last six months (+15%). Up nearly 27% for the year, the U.S. market was clearly the best performing major stock market in the world. According to Datastream, an independent financial database service, the performance of the European markets (in local currencies) varied widely, with Switzerland (+22%), Sweden (+19%) and the United Kingdom (+18%) at the top of the tables and Germany (+2%), France (-2%) and Italy (-7%) lagging. In general, the markets of the Pacific Rim showed improved performance during the second half but not enough to offset weak first-half returns. Japan finished the year down 10%, while Singapore, Malaysia, Thailand and Korea showed losses of 8% to 14%. New Zealand (+6%), Australia (+3%) and Hong Kong (+3%) were the best Pacific Rim performers.

     When measured in U.S. dollars, currency movements had a noticeable impact on international stock market returns during the past 12 months. The U.S. dollar fell 7% versus the mark, 10% against the Swiss franc and 2% against the Australian dollar, thereby aiding U.S. dollar-based returns. Conversely, the U.S. dollar strengthened 5% against the yen, with a 22% gain against the yen in the second half alone.

Portfolio Performance and Strategy

The Fund's overall investment philosophy continues to be that of global, bottom-up stockpicking, as opposed to top-down country allocations. Therefore, the Fund's country weightings are simply the byproducts of where the companies we believe offer the most attractive returns have their headquarters. For example, the Fund's largest holding, Astra, is a multinational pharmaceutical company based in Sweden, a country that represents less than 9% of Astra's sales.

     The Fund remains well-diversified, with investments in 20 countries spread as follows: 38% in Europe, 30% in the Americas and 32% in Asia and the Pacific Rim. Over the past six months we have started to find better investment opportunities in the Asia/Pacific region, as reflected in that region's weighting rising from 26% as of April 28, 1995. The size of our Japanese holdings has remained fairly constant, but we have started or added to positions in Singapore, Malaysia, South Korea, Australia and New Zealand. In contrast, our weighting in Europe has been reduced from 43%. Positions there have been eliminated due in equal measure to stock prices reaching target levels and to the anticipation of deteriorating fundamentals in several companies (particularly economically sensitive ones).

     Globally, we continue to shift away from cyclical stocks where we see commodity prices peaking (such as in chemicals and papers) and weakening economic growth for 1996. The best opportunities continue to be found in companies that can generate sustainable earnings growth regardless of the state of the global economy. Examples of additions to the Fund over the past six months that we believe fit this steady earner description are Lockheed-Martin, a U.S. defense contractor; Sky City Casino, a New Zealand gaming company; Office Depot, a U.S. retailer; and New Straits Times, a Malaysian media company. We have also added to existing positions in DDI, a Japanese telecommunications company; Korea Electric Power, a South Korean utility; PowerGen, an electric utility in the United Kingdom; and, in the United States, the Federal Home Loan Mortgage Corp.

     Despite the positive performance of most of the world's equity markets over the past year, we believe that valuation levels remain attractive. The primary support for this view is a favorable inflation outlook and an anticipated slowing in economic growth which we believe is likely to lead to flat or lower interest rates over the next six to 12 months. However, with slowing economic and corporate earnings growth, we feel that stock selection will become increasingly important. We believe that our bottom-up style of investing is well-suited for that environment, and that the Fund is favorably positioned in companies that are likely to show superior earnings growth regardless of the state of the global economy.

     We appreciate your support and welcome any questions or comments you may have.

Respectfully,

[A Photo of A. Keith Brodkin,                    [A Photo of David Mannheim,
 Chairman and President.]                         Portfolio Manager.]


[Signature of A. Keith Brodkin]                  [Signature of David Mannheim]

A. Keith Brodkin                                 David Mannheim
Chairman and President                           Portfolio Manager

November 10, 1995

PORTFOLIO MANAGER PROFILE

David Mannheim began his career at MFS in 1988 as a research specialist and was promoted to Assistant Vice President - Investments in 1991. In 1992, he was named Vice President - Investments and Portfolio Manager of MFS World Equity Fund. Mr. Mannheim is a graduate of Amherst College and of Massachusetts Institute of Technology's Sloan School of Management.

OBJECTIVE AND POLICIES

The Fund's investment objective is to provide capital appreciation, primarily through investment in stocks of U.S. and non-U.S. issuers.

The Fund may invest in all types of common stocks and equivalents (such as convertible debt securities and warrants) and preferred stocks. While the Fund intends to maintain a portfolio consisting largely of equity securities of non-U.S. issuers, the Fund may, under normal circumstances, invest up to 50% of its assets in securities of U.S. and/or Canadian issuers. In addition, for defensive purposes, the Fund may invest up to 20% of its assets in fixed-income obligations issued by national governments, their agencies, authorities and instrumentalities.

TAX FORM SUMMARY

The Fund is estimated to have derived approximately 11% of its ordinary income from dividends paid by foreign companies, and to have paid foreign taxes equivalent to approximately 1.5% of its ordinary income.

In January 1996, shareholders will be mailed a Tax Form Summary reporting the federal tax status of all distributions paid during the calendar year 1995.

For the year ended October 31, 1995, the amount of distributions from income eligible for the 70% dividends-received deduction for corporations came to 18%.

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS

For the year ended October 31, 1995, distributions from long-term capital gains are $9,768,970.

PERFORMANCE

The information on the following page illustrates the historical performance of MFS World Equity Fund Class B shares in comparison to various market indicators. Fund results in the graph do not reflect the deduction of any contingent deferred sales charge (CDSC) since the CDSC is not applicable after a six-year period. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index. All results reflect the reinvestment of all dividends and capital gains.

Class A shares were offered effective September 7, 1993. Information on Class A share performance appears on the next page.

Please note that effective January 3, 1994, Class C shares were offered. Information on Class C share performance appears on the next page.

In the table on the next page, we have included the average annual total returns of all global portfolio funds (including the Fund) tracked by Lipper Analytical Services, Inc. (an independent firm which rates mutual fund performance) for the applicable time periods. Because these returns do not reflect any applicable sales charges, we have also included the Fund's results at net asset value (no sales charge) for comparison.

All results are historical and, therefore, are not an indication of future results. The investment return and principal value of an investment in a mutual fund will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost. All Class A share results reflect the applicable expense subsidy which is explained in the Notes to Financial Statements. Had the subsidy not been in effect, the results would have been less favorable.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the Period from January 1, 1987 to October 31, 1995)

[Line graph representing the growth of a $10,000 investment for the nine-year period ended October 31, 1995. The graph is scaled from $0 to $50,000 in $10,000 segments. The years are marked in 12-month segments from 1990 to 1995. There are four lines drawn to scale. One is a solid line representing MFS World Equity Fund (Class B), a second line of short dashes represents the S&P 500, a third line of very short dashes represents the MSCI World Index, and a fourth line of medium-short dashes represents the Consumer Price Index.]

     MFS World Equity Fund (Class B)                            $25,005
     S&P 500                                                    $31,646
     MSCI World Index                                           $23,775
     Consumer Price Index                                       $13,906

AVERAGE ANNUAL TOTAL RETURNS

                                                                                                                   Life Of Class
                                                                                                                         Through
                                                                                 1 Year      3 Years       5 Years      10/31/95
====================================================================================================================================
MFS World Equity Fund (Class A)
    including 5.75% sales charge                                                 +3.85%        --              --        +7.64% *
------------------------------------------------------------------------------------------------------------------------------------
MFS World Equity Fund (Class A)
    at net asset value                                                          +10.16%        --              --       +10.65% *
------------------------------------------------------------------------------------------------------------------------------------
MFS World Equity Fund (Class B) With CDSC +                                      +5.13%       +13.23%        +8.74%     +10.82% ++
------------------------------------------------------------------------------------------------------------------------------------
MFS World Equity Fund (Class B) Without CDSC                                     +9.07%       +14.00%        +9.03%     +10.82% ++
------------------------------------------------------------------------------------------------------------------------------------
MFS World Equity Fund (Class C)                                                  +9.20%          --            --        +5.11% #
------------------------------------------------------------------------------------------------------------------------------------
Average global fund                                                              +5.25%       +13.69%        +11.28%    +10.47%
------------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital International
    (MSCI) World Index                                                          +10.03%       +14.97%        +11.02%    +10.30%
------------------------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index ss                                        +26.41%       +14.69%        +17.22%    +13.93%
------------------------------------------------------------------------------------------------------------------------------------
Consumer Price Index ss ss                                                       +2.81%        +2.72%         +2.86%     +3.80%
------------------------------------------------------------------------------------------------------------------------------------

    * For the period from the commencement of offering of Class A shares, September 7, 1993 to October 31, 1995.

    + These returns reflect the applicable Class B CDSC of 4%, 3% and 2% for the 1-, 3- and 5-year periods, respectively, and 0%
      for the period commencing December 29, 1986.

   ++ For the period from the commencement of offering of Class B shares, December 29, 1986 to October 31, 1995.
      Benchmark comparisons begin on January 1, 1987.

    # For the period from the commencement of offering of Class C shares, January 3, 1994 to October 31, 1995. Class C shares have no initial sales charge or CDSC but, along with Class B shares, have higher annual fees and expenses than Class A shares.

   ss The Standard & Poor's 500 Composite Index is a popular, unmanaged index of common stock performance.

ss ss The Consumer Price Index is a popular measure of change in prices.


PORTFOLIO OF INVESTMENTS - October 31, 1995

Common Stocks - 97.2%
================================================================================
Issuer                                                     Shares         Value
--------------------------------------------------------------------------------
U.S. Common Stocks - 27.4%
    Aerospace - 2.5%
        Allied Signal, Inc.                                44,000  $  1,870,000
        Lockheed-Martin Corp.                              49,000     3,338,125
                                                                   ------------
                                                                   $  5,208,125
--------------------------------------------------------------------------------
    Building Materials - 1.1%
        Owens Corning Fiberglass Corp.*                    55,000  $  2,330,625
--------------------------------------------------------------------------------
    Business Services - 1.8%
        Ceridian Corp.*                                    86,000  $  3,741,000
--------------------------------------------------------------------------------
    Cellular Telephones - 1.1%
        AirTouch Communications, Inc.*                     85,000  $  2,422,500
--------------------------------------------------------------------------------
    Computer Hardware - Systems - 1.7%
        Compaq Computer Corp.*                             65,000  $  3,623,750
--------------------------------------------------------------------------------
    Computer Software - Systems - 3.4%
        Adobe Systems, Inc.                                44,300  $  2,525,100
        BMC Software, Inc.*                                73,700     2,625,563
        Compuware Corp.*                                   90,900     2,067,975
                                                                   ------------
                                                                   $  7,218,638
--------------------------------------------------------------------------------
    Consumer Goods and Services - 2.0%
        American Greetings Corp., "A"                      69,000  $  2,173,500
        Philip Morris Cos., Inc.                           25,000     2,112,500
                                                                   ------------
                                                                   $  4,286,000
--------------------------------------------------------------------------------
    Defense Electronics - 1.5%
          Loral Corp.                                     107,000  $  3,169,875
--------------------------------------------------------------------------------
    Entertainment - 0.8%
        Viacom, Inc., "B"*                                 34,251  $  1,712,550
--------------------------------------------------------------------------------
    Financial Institutions - 1.3%
        Federal Home Loan Mortgage Corp.                   38,500  $  2,666,125
--------------------------------------------------------------------------------
    Food and Beverage Products - 1.2%
        Ralston-Ralston Purina Group                       42,000  $  2,493,750
--------------------------------------------------------------------------------
    Insurance - 1.9%
        CIGNA Corp.                                        31,000  $  3,072,875
        Equitable of Iowa Cos                              25,700       899,500
                                                                   ------------
                                                                   $  3,972,375
--------------------------------------------------------------------------------
    Machinery - 1.1%
        Ingersoll Rand Co.                                 67,000  $  2,370,125
--------------------------------------------------------------------------------
    Medical and Health Technology and Services - 1.6%
        United Healthcare Corp.                            65,000  $  3,453,125
--------------------------------------------------------------------------------
    Oil - 1.1%
        Amoco Corp.                                        37,000  $  2,363,375
--------------------------------------------------------------------------------
    Retail - 3.3%
        Federated Department Store, Inc.*                 170,000  $  4,313,750
        Office Depot, Inc.*                                90,800     2,599,150
                                                                   ------------
                                                                   $  6,912,900
--------------------------------------------------------------------------------
Total U.S. Common Stocks (Identified Cost, $48,242,757)            $ 57,944,838
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS - CONTINUED

Common Stocks - continued
================================================================================
Issuer                                                     Shares         Value
--------------------------------------------------------------------------------
Foreign Common Stocks - 69.8%
    Argentina - 0.1%
        Mirgor Sacifia, ADR (Auto Parts)*                  97,600  $    195,200
--------------------------------------------------------------------------------
    Australia - 6.9%
        Australia & New Zealand Bank Group Ltd.
          (Banks and Credit Cos.)                       1,115,014  $  4,666,893
        QBE Insurance Group Ltd. (Insurance)              571,400     2,522,046
        Seven Network Ltd. (Broadcasting)               1,064,000     2,761,092
        Sydney Harbour Casino Ltd. (Entertainment)*     1,733,100     2,136,601
        Woolworths Ltd. (Retail)                        1,070,736     2,550,419
                                                                   ------------
                                                                   $ 14,637,051
--------------------------------------------------------------------------------
    Canada - 0.9%
        Rogers Communications, Inc., "B"
           (Telecommunications)*                          191,900  $  1,874,023
--------------------------------------------------------------------------------
    Chile - 0.5%
        Administradora de Fondos de Pensiones
           Provida S.A., ADR (Finance)                     47,200  $  1,156,400
--------------------------------------------------------------------------------
    Finland - 0.7%
        Aamulehti Yhtymae Oy II (Publishing)               59,900  $  1,411,804
--------------------------------------------------------------------------------
    France - 4.4%
        Essilor International
           (Medical and Health Products)                   17,800  $  3,299,334
        Essilor International, Preferred
           (Medical and Health Products)                   15,400     1,983,943
        Michelin, "B" (Tire and Rubber)*                   45,000     1,820,277
        Pinault-Printemps, S.A., (Retail)                  10,000     2,171,019
                                                                   ------------
                                                                   $  9,274,573
--------------------------------------------------------------------------------
    Germany - 3.4%
        BASF AG (Chemicals)                                 9,700  $  2,128,915
        Hornbach Baumarkt AG (Retail)                      43,680     2,202,770
        Tarkett AG (Building Materials)*                   31,600       754,144
        Volkswagen AG (Automotive)                          6,500     2,047,553
                                                                   ------------
                                                                   $  7,133,382
--------------------------------------------------------------------------------
    Hong Kong - 2.6%
        Consol Electric Power Asia Ltd., ADR
            (Utilities - Electric)                         57,000  $  1,154,250
        Giordano Holdings Ltd. (Retail)                 2,049,000     1,696,280
        Peregrine Investment Holdings (Finance)           769,000       979,802
        Varitronix International Ltd. (Manufacturing)     923,000     1,761,040
                                                                   ------------
                                                                   $  5,591,372
--------------------------------------------------------------------------------
    Italy - 1.8%
        Telecom Italia Mobile (Telecommunications)      1,276,500  $  2,147,571
        Telecom Italia Mobile, Saving Shares
            (Telecommunications)                        1,421,000     1,581,868
                                                                   ------------
                                                                   $  3,729,439
--------------------------------------------------------------------------------
     Japan - 11.2%
        Bridgestone Corp. (Tire and Rubber)               137,000  $  1,903,709
        Canon, Inc. (Office Equipment)                     44,000       753,498
        DDI Corp. (Telecommunications)                        649     5,264,909
        Daiwa House Industrial Co. (Housing)               72,000     1,077,992
        East Japan Railway Co. (Railroads)                    347     1,640,092
        Kinki Coca-Cola (Beverages)                        80,000       962,912
        Kirin Beverage Corp. (Beverages)                   96,000     1,456,111
        MOS Food Services (Restaurants)                    49,000     1,227,517
        Matsushita Electric Industrial Co.
            (Electrical Equipment)                        128,000     1,816,225
        Murata Manufacturing (Electronics)                 59,000     2,072,708

PORTFOLIO OF INVESTMENTS - CONTINUED

Common Stocks - continued
================================================================================
Issuer                                                     Shares         Value
--------------------------------------------------------------------------------
Foreign Common Stocks - Continued
    Japan - Continued
        Nissen Corp. (Retail)                              54,600  $  1,576,182
        Omron Tateisi Electronic (Electronics)            113,000     2,642,822
        Osaka Sanso Kogyo (Chemicals)                     392,000     1,246,697
                                                                   ------------
                                                                   $ 23,641,374
--------------------------------------------------------------------------------
    Korea - 3.2%
        Hanil Cement Manufacturing Co.
            (Building Materials)                           21,100  $  1,227,225
        Korea Electric Power (Utilities - Electric)        61,000     2,762,580
        Korea Mobile Telecom, GDR (Telecommunications)*    49,500     1,819,125
        Shin Won Corp. (Textiles)*                         21,670       945,708
                                                                   ------------
                                                                   $  6,754,638
--------------------------------------------------------------------------------
    Malaysia - 1.3%
        Maruichi Malaysia Steel Tube BHD
           (Metal Fabricate/Hardware)                     144,000  $    555,591
        New Straits Times Press BHD (Publishing)          585,000     1,842,520
        Petronas Gas Berhad (Gas/Oils)*                   100,200       339,260
                                                                   ------------
                                                                   $  2,737,371
--------------------------------------------------------------------------------
    Netherlands - 3.8%
        Getronics NV (Computer Software - Services)        65,004  $  3,102,295
        IHC Caland NV (Machinery)*                         62,000     1,764,355
        Koninklijke Nedlloyd NV (Transportation)           15,475       393,300
        Royal Dutch Petroleum Co. (Oils)                   23,000     2,855,685
                                                                   ------------
                                                                   $  8,115,635
--------------------------------------------------------------------------------
    New Zealand - 3.4%
        Lion Nathan Ltd. (Food and Beverage)            1,882,000  $  4,277,558
        Sky City Ltd. (Entertainment)*                    140,000     2,911,481
                                                                   ------------
                                                                   $  7,189,039
--------------------------------------------------------------------------------
    Norway - 0.7%
        Tomra Systems A/S (Machinery)                     241,500  $  1,524,528
--------------------------------------------------------------------------------
    Singapore - 1.6%
        Hong Leong Finance Ltd. (Finance)                 700,000  $  2,121,813
        Singapore Press Holdings (Publishing)              76,000     1,189,518
                                                                   ------------
                                                                   $  3,311,331
--------------------------------------------------------------------------------
    Spain - 4.9%
        Acerinox, S.A. (Iron and Steel)                    29,500  $  3,110,865
        Acerinox, S.A. - New (Iron and Steel)*              2,950       310,845
        Cubiertas Y Mzov S.A.
            (Engineering - Construction)                   39,000     2,280,197
        Fabrica Autom Renault de Esp (Automotive)          36,000       959,410
        Iberdrola (Utilities - Electric)                  216,000     1,629,520
        Repsol S.A. (Oils)                                 71,000     2,122,140
                                                                   ------------
                                                                   $ 10,412,977
--------------------------------------------------------------------------------
    Sweden - 11.3%
        Asea AB, "B" (Electrical Equipment)                48,000  $  4,741,295
        Astra AB, "B" (Pharmaceuticals)                   241,000     8,722,535
        Hennes & Mauritz AB, "B" (Retail)                  17,000     1,112,636
        Marieberg Tidings, "A" (Publishing)                80,000     1,906,169
        Nordbanken AB (Banks and Credit Cos.)*             40,800       609,130
        Sparbanken Svergie AB, "A"
            (Banks and Credit Cos.)                       320,900     3,387,522



PORTFOLIO OF INVESTMENTS - CONTINUED

Common Stocks - continued
================================================================================
Issuer                                                     Shares         Value
--------------------------------------------------------------------------------
Foreign Common Stocks - Continued
    Sweden - Continued
        TV 4 AB (Broadcasting)                            156,200  $  3,415,572
                                                                   ------------
                                                                   $ 23,894,859
--------------------------------------------------------------------------------
    Thailand - 0.7%
        Total Access Communications
            (Telecommunications)*                         232,200  $  1,404,810
--------------------------------------------------------------------------------
    United Kingdom - 6.4%
        Asda Group PLC (Supermarkets)                   1,750,400  $  2,836,567
        Capital Radio PLC (Broadcasting)                  163,000     1,167,395
        MAI PLC (Broadcasting)                            314,000     1,630,786
        New London Capital PLC (Insurance)                670,000       910,972
        PowerGen PLC (Utilities - Electric)               300,000     2,694,024
        PowerGen PLC, Partly Paid Shares
            (Utilities - Electric)*                       517,100     2,092,890
        Storehouse PLC (Retail)                           451,000     2,139,093
                                                                   ------------
                                                                   $ 13,471,727
--------------------------------------------------------------------------------
Total Foreign Common Stocks
    (Identified Cost, $127,377,914)                                $147,461,533
--------------------------------------------------------------------------------
Total Common Stocks (Identified Cost, $175,620,671)                $205,406,371
--------------------------------------------------------------------------------

Short-Term Obligation - 2.3%
================================================================================
                                                 Principal Amount
                                                    (000 Omitted)
--------------------------------------------------------------------------------
    General Electric Co., due 11/01/95
        at Amortized Cost                               $   4,975  $  4,975,000
--------------------------------------------------------------------------------
Total Investments (Identified Cost, $180,595,671)                  $210,381,371

Other Assets, Less Liabilities - 0.5%                                   976,331
--------------------------------------------------------------------------------
Net Assets - 100.0%                                                $211,357,702
--------------------------------------------------------------------------------

* Non-income producing security.
+ SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
================================================================================
October 31, 1995
--------------------------------------------------------------------------------
Assets:
   Investments, at value (identified cost, $180,595,671)          $210,381,371
   Foreign currency, at value (identified cost, $304,436)              310,452
   Receivable for investments sold                                   8,872,109
   Receivable for Fund shares sold                                     234,867
   Dividends receivable                                                188,295
   Other assets                                                         57,114
                                                                  ------------
       Total assets                                               $220,044,208
                                                                  ============

Liabilities:
   Cash overdraft                                                 $  1,678,213
   Payable for investments purchased                                 2,477,405
   Payable for Fund shares reacquired                                2,387,676
   Net payable for forward foreign currency exchange
     contracts sold                                                  1,735,682
   Net payable for forward foreign currency exchange
     contracts purchased                                                87,147
   Payable to affiliates -
     Management fee                                                     17,236
     Shareholder servicing agent fee                                     3,749
     Distribution fee                                                   57,828
   Accrued expenses and other liabilities                              241,570
                                                                  ------------
       Total liabilities                                          $  8,686,506
                                                                  ------------
Net assets                                                        $211,357,702
                                                                  ============
Net assets consist of:
   Paid-in capital                                                $173,636,411
   Unrealized appreciation on investments and translation of
     assets and liabilities in foreign currencies                   27,965,785
   Accumulated undistributed net realized gain
     on investments and foreign currency transactions                9,826,961
   Accumulated net investment loss                                     (71,455)
                                                                  ------------
       Total                                                      $211,357,702
                                                                  ============
Shares of beneficial interest outstanding                           12,747,887
                                                                  ============

Class A shares:
  Net asset value and redemption price per share
    (net assets of $52,163,775 / 3,127,282 shares of
     beneficial interest outstanding)                                 $16.68
                                                                      ======
  Offering price per share (100/94.25)                                $17.70
                                                                      ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $156,286,219 / 9,444,657 shares of
     beneficial interest outstanding)                                 $16.55
                                                                      ======
Class C shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $2,907,708 / 175,948 shares of
     beneficial interest outstanding)                                 $16.53
                                                                      ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statement of Operations
================================================================================
Year Ended October 31, 1995
--------------------------------------------------------------------------------
Net investment income:
  Income -
     Dividends                                                    $  3,976,263
     Interest                                                          773,851
     Foreign taxes withheld                                           (419,051)
                                                                  ------------
       Total investment income                                    $  4,331,063
                                                                  ------------
  Expenses -
     Management fee                                               $  1,981,096
     Trustees' compensation                                             40,737
     Shareholder servicing agent fee (Class A)                          48,255
     Shareholder servicing agent fee (Class B)                         360,720
     Shareholder servicing agent fee (Class C)                           2,964
     Distribution and service fee (Class A)                             52,913
     Distribution and service fee (Class B)                          1,639,636
     Distribution and service fee (Class C)                             19,762
     Custodian fee                                                     194,666
     Printing                                                           71,850
     Postage                                                            60,712
     Auditing fees                                                      52,394
     Legal fees                                                         10,405
     Miscellaneous                                                     230,781
                                                                  ------------
       Total expenses                                             $  4,766,891
     Fees paid indirectly                                              (29,188)
     Reduction of expenses by distributor                              (14,837)
                                                                  ------------
       Net expenses                                               $  4,722,866
                                                                  ------------
         Net investment loss                                      $   (391,803)
                                                                  ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
     Investment transactions                                      $ 12,603,757
     Foreign currency transactions                                  (2,719,875)
                                                                  ------------
       Net realized gain on investments and
         foreign currency trans                                   $  9,883,882
                                                                  ------------
  Change in unrealized appreciation (depreciation) -
     Investments                                                  $  9,323,449
     Translation of assets and liabilities in foreign currencies      (264,952)
                                                                  ------------
       Net unrealized gain on investments                         $  9,058,497
                                                                  ------------
          Net realized and unrealized gain
            on investments and foreign currency                   $ 18,942,379
                                                                  ------------
            Increase in net assets from operations                $ 18,550,576
                                                                  ============

See notes to financial statements

Statement of Changes in Net Assets
================================================================================
Year Ended October 31,                                     1995           1994
--------------------------------------------------------------------------------
Increase (decrease) in net assets:

From operations -
  Net investment loss                              $   (391,803)  $ (1,663,017)
    Net realized gain on investments and
      foreign currency transactions                   9,883,882     20,711,422
    Net unrealized gain (loss) on investments
      and foreign currency translation                9,058,497    (10,314,501)
                                                   ------------   ------------
        Increase in net assets from operations     $ 18,550,576   $  8,733,904
                                                   ------------   ------------

Distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions (Class A)        $ (2,000,929)  $   (180,562)
  From net realized gain on investments and
    foreign currency transactions (Class B)         (15,860,996)    (6,235,701)
  From net realized gain on investments and
    foreign currency transactions (Class C)            (151,274)          --
  In excess of net investment income (Class A)             --          (16,838)
  In excess of net investment income (Class B)             --         (128,567)
                                                   ------------   ------------
        Total distributions declared
          to shareholders                          $(18,013,199)  $ (6,561,668)
                                                   ------------   ------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                 $150,342,597   $151,326,611
  Net asset value of shares issued to
    shareholders in reinvestment
    of distributions                                 16,618,722      5,986,233
  Cost of shares reacquired                        (149,986,942)  (113,290,222)
                                                   ------------   ------------

    Increase in  net assets from
      Fund share transactions                      $ 16,974,377   $ 44,022,622
                                                   ------------   ------------
      Total increase in net assets                 $ 17,511,754   $ 46,194,858

Net assets:
  At beginning of period                            193,845,948    147,651,090
                                                   ------------   ------------
  At end of period (including net investment
    loss of $71,455 and $28,650, respectively)     $211,357,702   $193,845,948
                                                   ============   ============

See notes to financial statements

Financial Highlights
===================================================================================================================================
                                                                                                              Year Ended
                                                                          Year Ended October 31,              October 31,
                                                                          ---------------------------------   ---------------------
                                                                              1995        1994        1993*       1995        1994
------------------------------------------------------------------------------------------------------------------------------------
                                                                          Class A                             Class B
------------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):

Net asset value - beginning of period                                     $  16.95    $  16.56    $  15.71    $  16.78    $  16.53
                                                                          --------    --------    --------    --------    --------
Income from investment operations#-
  Net investment income (loss)                                            $   0.09    $   0.03    $   0.01    $  (0.05)   $  (0.17)
  Net realized and unrealized gain (loss)
    on investments                                                            1.37        1.13        0.84        1.37        1.13
                                                                          --------    --------    --------    --------    --------
    Total from investment operations                                      $   1.46    $   1.16    $   0.85    $   1.32    $   0.96

Less distributions declared to shareholders -

  In excess of net investment income                                      $   --      $  (0.07)   $   --      $   --      $  (0.01)
  From net realized gain on investments                                      (1.73)      (0.70)       --         (1.55)      (0.70)
                                                                          --------    --------    --------    --------    --------
    Total distributions declared
      to shareholders                                                     $  (1.73)   $  (0.77)   $   --      $  (1.55)   $  (0.71)
                                                                          --------    --------    --------    --------    --------
Net asset value - end of period                                           $  16.68    $  16.95    $  16.56    $  16.55    $  16.78
                                                                          ========    ========    ========    ========    ========
Total return+++                                                             10.16%       7.03%       5.41%++     9.07%       5.91%

Ratios (to average net assets)/Supplemental data:
  Expenses##=                                                                1.61%       1.54%       1.68%+      2.55%       2.58%
  Net investment income (loss)=                                              0.58%       0.15%       0.94%+     (0.35)%     (1.01)%
Portfolio turnover                                                             73%         99%         70%         73%         99%
Net assets at end of period (000 omitted)                                 $ 52,164    $ 16,968    $  2,076    $156,286    $175,438



  * For the period from the commencement of offering of Class A shares, September 7, 1993 to October 31, 1993.
  + Annualized.
 ++ Not annualized.
+++ Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
  # Per share data for the periods subsequent to October 31, 1993 is based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
  = The distributor did not impose a portion of its fee for Class A shares amounting to $0.0072 per share for the year ended
    October 31, 1995. If this fee had been incurred by the Fund, the ratio of expenses and net investment income to average net assets would have been 1.66% and 0.53%, respectively.


See notes to financial statements

Financial Highlights - continued
====================================================================================================================================
                                                                       Period Ended   Year Ended November 30,
                                                                        October 31,   ----------------------------------------------
                                                                              1993*       1992        1991        1990        1989
------------------------------------------------------------------------------------------------------------------------------------
                                                                            Class B
------------------------------------------------------------------------------------------------------------------------------------

Per share data (for a share outstanding throughout each period):

Net asset value - beginning of period                                     $  13.50    $  12.40    $  12.94    $  12.96    $  11.21
                                                                          --------    --------    --------    --------    --------
Income from investment operations#-
  Net investment income (loss)                                            $  (0.10)   $  (0.04)   $   0.17    $   0.13    $   0.09
  Net realized and unrealized gain (loss)
    on investments                                                            3.28        1.17       (0.37)       0.14        2.03
                                                                          --------    --------    --------    --------    --------
Total from investment operations                                          $   3.18    $   1.13    $  (0.20)   $   0.27    $   2.12
                                                                          --------    --------    --------    --------    --------
Less distributions declared to shareholders -
  From net investment income                                              $   --      $   --      $   --      $   --      $  (0.21)
  From net realized gain on investments                                      (0.15)      (0.03)      (0.15)      (0.29)      (0.12)
  From paid-in capital                                                        --          --         (0.19)       --         (0.04)
                                                                          --------    --------    --------    --------    --------
    Total distributions declared
      to shareholders                                                     $  (0.15)   $  (0.03)   $  (0.34)   $  (0.29)   $  (0.37)
                                                                          --------    --------    --------    --------    --------
Net asset value - end of period                                           $  16.53    $  13.50    $  12.40    $  12.94    $  12.96
                                                                          ========    ========    ========    ========    ========
Total return                                                                23.80%++     9.13%      (1.57)%      2.02%      19.58%

Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                 2.66+      2.91%       2.88%       2.93%       3.05%
  Net investment income (loss)                                              (0.71)%+    (0.31)%      1.35%       1.07%       0.77%

Portfolio turnover                                                             70%        110%        160%        173%        190%

Net assets at end of period (000 omitted)                                 $145,575    $101,550    $ 82,980    $ 81,505    $ 50,827

  * For the eleven months ended October 31, 1993.
  + Annualized.
 ++ Not annualized.
  # Per share data for the period subsequent to October 31, 1993 is based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.


See notes to financial statements

Financial Highlights - continued
===================================================================================================================================
                                                                                                                  Year       Period
                                                                                        Year Ended               Ended        Ended
                                                                                        November 30,           October      October
                                                                                        --------------------       31,          31,
                                                                                             1988     1987**       1995     1994***
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         Class B               Class C
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):

Net asset value - beginning of period                                                    $  10.12   $   8.47   $  16.80   $  16.75
                                                                                         --------   --------   --------   --------
Income from investment operations#-
  Net investment income (loss)                                                           $   0.14   $  (0.02)  $  (0.05)  $  (0.09)
  Net realized and unrealized gain (loss)
    on investments                                                                           0.95       1.67       1.37       0.14
                                                                                         --------   --------   --------   --------
    Total from investment operations                                                     $   1.09   $   1.65   $   1.32   $   0.05
                                                                                         --------   --------   --------   --------
Less distributions declared to shareholders
from net realized gain on investments                                                    $   --     $   --     $  (1.59)  $   --
                                                                                         --------   --------   --------   --------
    Total distributions declared
      to shareholders                                                                    $   --     $   --     $  (1.59)  $   --
                                                                                         --------   --------   --------   --------
Net asset value - end of period                                                          $  11.21   $  10.12   $  16.53   $  16.80
                                                                                         ========   ========   ========   ========
Total return                                                                               10.77%     19.48%++    9.20%      0.30%++

Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                                2.48%      2.50%      2.49%      2.55%
  Net investment income (loss)                                                              1.29%     (0.29)%    (0.31)%    (0.72)%
Portfolio turnover                                                                           276%       272%        73%        99%
Net assets at end of period (000 omitted)                                                $ 42,806   $ 37,248   $  2,908   $  1,440

 ** For the period from the commencement of investment operations, December 29, 1986 to November 30, 1987.
*** For the period from the commencement of offering of Class C shares, January 3, 1994 to October 31, 1994.
  + Annualized.
 ++ Not annualized.
  # Per share data for the period subsequent to October 31, 1993 is based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS World Equity Fund (the Fund) is a diversified series of MFS Series Trust VI (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each such repurchase agreement.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country 's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. The Fund has elected to pass through to shareholders foreign income taxes paid. This election increases the taxable distributions of the Fund by the amount of the foreign taxes paid. An individual shareholder who itemizes deductions, or a corporate shareholder, will be able to claim an offsetting deduction or a tax credit (but not both) on their federal income tax returns. Individuals who do not itemize deductions may claim a foreign tax credit but not a deduction. The foreign source income is considered passive income for the purpose of computing foreign tax credit limitations. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended October 31, 1995, $348,998 was reclassified from accumulated net realized gain on investments to accumulated net investment loss due to differences between book and tax accounting for investment losses and currency transactions. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B and Class C shares. The three classes of shares differ in their respective shareholder servicing agent, distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates

Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 1.00% of average daily net assets.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $9,333 for the year ended October 31, 1995.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $17,893 as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted separate distribution plans for Class A, Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $1,447 for the year ended October 31, 1995. MFD is not imposing the 0.10% distribution fee for an indefinite period. Payments commenced under the Distribution Plan on July 12, 1995, the date that the net assets of the Fund attributable to Class A shares first exceeded $40 million.

The Class B and Class C distribution plans provide that the Fund will pay MFD a distribution fee of 0.75% per annum and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $45,840 and $391 for Class B and C shares, respectively, for the year ended October 31, 1995. Fees incurred under the distribution plans during the year ended October 31, 1995 were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

A contingent deferred sales charge is imposed on shareholder redemptions of Class A shares, on purchases of $1 million or more, in the event of a shareholder redemption within twelve months following the share purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended October 31, 1995, were $198 and $235,884 for Class A shares and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of share at an effective annual rate of up to 0.15%, up to 0.22% and up to 0.15% attributable to Class A, Class B and Class C shares, respectively.

(4) Portfolio Securities

Purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations, aggregated $137,498,879 and $139,413,194, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $180,651,795
                                                                   ============
Gross unrealized appreciation                                      $ 37,336,595
Gross unrealized depreciation                                        (7,550,895)
                                                                   ------------
    Net unrealized appreciation                                    $ 29,785,700
                                                                   ============

(5) Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares                           Year Ended October 31, 1995    Year Ended October 31, 1994
                                         ---------------------------    ---------------------------
                                             Shares           Amount         Shares          Amount
===================================================================================================
Shares sold                               4,007,859    $  63,217,135      1,978,367    $ 33,143,923
Shares issued to shareholders
    in reinvestment of distributions        129,779        1,883,186          9,733         162,345
Shares reacquired                        (2,011,280)     (32,143,857)    (1,112,569)    (18,679,384)
                                         ----------    -------------     ----------    ------------
     Net increase                         2,126,358    $  32,956,464        875,531    $ 14,626,884
                                         ==========    =============     ==========    ============

Class B Shares                           Year Ended October 31, 1995    Year Ended October 31, 1994
                                         ---------------------------    ---------------------------
                                             Shares          Amount          Shares          Amount
===================================================================================================
Shares sold                               5,493,342    $ 85,113,083       6,764,741    $112,853,245
Shares issued to shareholders
    in reinvestment of distributions      1,006,721      14,610,342         349,342       5,823,888
Shares reacquired                        (7,507,506)   (117,113,709)     (5,466,499)    (90,745,071)
                                         ----------    -------------     ----------    ------------
    Net increase (decrease)              (1,007,443)   $(17,390,284)      1,647,584    $ 27,932,062
                                         ==========    =============     ==========    ============

Class C Shares                           Year Ended October 31, 1995    Year Ended October 31, 1994*
                                         ---------------------------    ---------------------------
                                             Shares          Amount          Shares          Amount
===================================================================================================
Shares sold                                 128,767    $  2,012,379        319,076     $  5,329,443
Shares issued to shareholders
    in reinvestment of distributions          8,646         125,194           --              --
Shares reacquired                           (47,177)       (729,376)      (233,364)      (3,865,767)
                                         ----------    -------------     ----------    ------------
    Net increase                             90,236    $  1,408,197         85,712     $  1,463,676
                                         ==========    =============     ==========    ============


*For the period from the commencement of offering of Class C shares, January 3, 1994 to October 31, 1994.

(6) Line of Credit

The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended October 31, 1995 was $2,759.

(7) Financial Instruments

The Fund trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options and forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 1995, is as follows:

Forward Foreign Currency Exchange Contracts

                                             Contracts to                         Contracts     Net Unrealized
               Settlement Date            Deliver/Receive   In Exchange for        at Value       Depreciation
----------------------------------------------------------------------------------------------------------------
Sales                 11/09/95    CAD           5,764,061      $  4,282,681     $  4,288,565      $      (5,884)
                      12/07/95    ESP       1,441,266,599        11,316,123       11,778,031           (461,908)
            11/02/95 - 2/02/96    SEK         216,331,210        31,246,604       32,514,494         (1,267,890)
                                                               ------------     ------------      -------------
                                                               $ 46,845,408     $ 48,581,090      $  (1,735,682)
                                                               ============     ============      =============

Purchases            11/09/95     CAD           3,370,058      $  2,465,980     $  2,507,384      $      41,404
                     12/07/95     ESP         193,615,450         1,600,723        1,582,225            (18,498)
                     11/02/95     SEK          85,561,140        13,013,101       12,903,048           (110,053)
                                                               ------------     ------------      -------------
                                                               $ 17,079,804     $ 16,992,657      $     (87,147)
                                                               ============     ============      =============

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below.

     CAD = Canadian Dollars
     ESP = Spanish Pesetas
     SEK = Swedish Kronor

At October 31, 1995, the Fund had sufficient securities and/or cash to cover any commitments under these contracts.

(8) Restricted Securities

The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At October 31, 1995, the Fund owned the following restricted securities (constituting 2.4% of net assets) which may not be publicly sold without registration under the Securities Act of 1933 (the 1933 Act). The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees. Certain of these securities may be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act.

                                    Date of
Description                     Acquisition        Shares            Cost          Value
----------------------------------------------------------------------------------------
Consol Electric Power
    Asia Ltd., ADR                 11/29/93        57,000      $  923,584      $1,154,250
Korea Mobile Telecom, GDR   3/24/95-3/31/95        49,500       1,291,319       1,819,125
Mirgor Sacifia, ADR                10/20/94        97,600         878,400         195,200
New London Capital PLC             11/12/93       670,000         993,945         910,972
Petronas Gas Berhad                 7/31/95       100,200         326,251         339,260
Tarkett AG                          6/27/95        31,600         759,383         754,144
                                                                               ==========
                                                                               $5,172,951
                                                                               ==========

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust VI and Shareholders of MFS World Equity
Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS World Equity Fund (one of the series constituting MFS Series Trust VI) as of October 31, 1995, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended October 31, 1995 and 1994 and the financial highlights for each of the years in the nine-year period ended October 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at October 31, 1995, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS World Equity Fund at October 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 4, 1995












     ---------------------------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

IT'S EASY TO CONTACT US

[GRAPHIC OMITTED]
     MFS AUTOMATED INFORMATION

     ACCOUNT INFORMATION:
     Call 1-800-MFS-TALK (1-800-637-8255)
     anytime.

     MARKET OUTLOOK:
     Call 1-800-637-4458 anytime for the MFS outlook on the bond and stock markets.

[GRAPHIC OMITTED]
     MFS PERSONAL SERVICE

     ACCOUNT SERVICE:
     Call 1-800-225-2606 any business day
     from 8 a.m. to 8 p.m. Eastern time.

     PRODUCT INFORMATION:
     Call 1-800-637-2929 any business day
     from 9 a.m. to 5 p.m. Eastern time.

     SERVICE FOR THE HEARING-IMPAIRED:
     Call 1-800-637-6576 any business day
     from 9 a.m. to 5 p.m. Eastern time (TDD required).

[GRAPHIC OMITTED]
     MFS MAILING ADDRESSES

     FOR PERSONAL ACCOUNTS:
     MFS Service Center, Inc.
     P.O. Box 2281
     Boston, MA 02107-9906

     FOR IRA ACCOUNTS:
     MFS Service Center, Inc.
     J.W. McCormack Station
     P.O. Box 4501
     Boston, MA 02101-9817

A WORD ABOUT MFS PRODUCTS AND SERVICES

MAKING ADDITIONAL INVESTMENTS AT YOUR CONVENIENCE

There are several easy ways to make additional single investments of at least $50:

    o   send a check with the lower portion of your account statement

    o   contact your financial adviser to purchase shares on your behalf

    o wire additional investments through your bank; call us first for instructions.


MAKING ADDITIONAL INVESTMENTS AUTOMATICALLY

By investing a set amount at regular intervals, over time you will buy more shares when prices are low, and fewer shares when prices are high. Because dollar cost averaging involves periodic purchases regardless of fluctuating share prices, you should consider your financial ability to continue investing in periods of low prices. MFS offers two dollar-cost-averaging programs. See the prospectus for further details. Dollar cost averaging does not assure a profit or avoid a loss.

THE AUTOMATIC INVESTMENT PLAN offers a simple way to make regular investments of at least $50 through automatic withdrawals from your checking account.

THE AUTOMATIC EXCHANGE PLAN automatically exchanges shares from any MFS fund with $5,000 or more into the same class of shares in up to four other MFS funds. You choose the amounts of the exchanges (as little as $50) and their frequency.


             A HYPOTHETICAL EXAMPLE OF AUTOMATIC MONTHLY INVESTING
                             COMPOUNDING AT 8% YEAR


       Amount         5 Years        10        15        20        25
       ----------------------------------------------------------------
        $50            3,671        9,064    16,989    28,633    45,742
        $75            5,506       13,596    25,483    42,950    68,613
       $100            7,341       18,128    33,978    57,266    91,484
       $200           14,683       36,257    67,956   114,532   182,968


  For illustration only. Not indicative of future performance of any MFS fund.

For applications or further information call 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

If you are a participant in a retirement plan, check with your plan sponsor regarding the availability of these options.

A FINANCIAL ADVISER CAN HELP YOU BE A BETTER INVESTOR

Financial advisers can be valuable resources for their clients, providing ongoing education and guidance about investments, as well as a wide range of services. Here are just some of the ways your financial adviser may be able to help you be a better investor:

#  Day-to-day monitoring of your portfolio

#  Tax recordkeeping

#  In-depth information on fund managers, their track records and their tenure

#  Risk/reward analyses of current or potential holdings

#  Asset allocation advice

#  Construction of a detailed personal financial profile

#  Order and confirmation processing

#  Information on a fund group's range of shareholder services

#  Portfolio adjustments based on lifestyle changes

#  Assistance with business retirement planning

#  Evaluation of lump-sum distribution options

#  Recommendations on a selection of fund groups

# Specialized research and investment information not readily available to individuals

#  In-depth knowledge of markets and products, kept current by ongoing tracking

#  Estate, tax, insurance, and business planning

# Help with possible savings on sales charges through breakpoints, rights of accumulation, and letters of intent

MFS INVESTMENT OPPORTUNITIES

MUTUAL FUNDS

MFS Family of Funds[Registration Mark], shown on the facing page, falls into the eight general categories below, all offer full-time professional management, a diversified portfolio, and a wide array of shareholder services.

STOCK FUNDS seek growth of capital rather than income through investments in stocks.

STOCK AND BOND FUNDS seek current income and growth of capital through investments in both stocks and bonds.

BOND FUNDS seek current income through investments in debt securities.

WORLD FUNDS seek stock, balanced, and bond fund objectives through investments in U.S. and foreign stocks and bonds.

LIMITED-MATURITY FUNDS seek current income and preservation of capital through investments in debt securities with remaining maturities of five years or less.

NATIONAL TAX-FREE BOND FUNDS seek current income exempt from federal income tax through investments in debt securities issued by states and municipalities. [1]

STATE TAX-FREE BOND FUNDS seek current income exempt from federal and state income taxes through investments in debt securities issued by a single state and its municipalities. [1]

MONEY MARKET FUNDS seek preservation of capital and current income through investments in short-term debt securities. [2]


To determine which MFS fund may be appropriate for you, please contact your financial adviser, who can help you relate these investment opportunities to your financial goals. If you prefer, you may call MFS Investor Information for literature [3] on MFS products and services: 1-800-637-2929, from 9 a.m. to 5 p.m. Eastern time any business day (leave a message any time).

[1] A small portion of the income may be subject to federal, state and/or alternative minimum tax.

[2] Investments in money market funds are not issued or guaranteed by the U.S. government and there is no assurance that the fund will be able to maintain a stable net asset value.

[3] Including a prospectus containing more complete information including charges and expenses. Read the prospectus carefully before investing.

THE MFS FAMILY OF FUNDS [Registration Mark]

America's Oldest Mutual Fund Group

The members of the MFS Family of Funds are grouped below according to the types of securities in their portfolios. For free prospectuses containing more complete information, including the exchange privilege and all charges and expenses, please contact your financial adviser or call MFS at 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or, leave a message any time). This material should be read carefully before investing or sending money.

STOCK
================================================================================
Massachusetts Investors Trust
--------------------------------------------------------------------------------
Massachusetts Investors Growth Stock Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Capital Growth Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Emerging Growth Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Gold & Natural Resources Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Growth Opportunities Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Managed Sectors Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] OTC Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Research Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Value Fund
--------------------------------------------------------------------------------

STOCK AND BOND
================================================================================
MFS [Registration Mark] Total Return Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Utilities Fund
--------------------------------------------------------------------------------

BOND
================================================================================
MFS [Registration Mark] Bond Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Government Mortgage Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Government Securities Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] High Income Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Intermediate Income Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Strategic Income Fund
(formerly MFS [Registration Mark] Income & Opportunity Fund)
--------------------------------------------------------------------------------

LIMITED MATURITY BOND
================================================================================
MFS [Registration Mark] Government Limited Maturity Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Limited Maturity Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Municipal Limited Maturity Fund
--------------------------------------------------------------------------------

WORLD
================================================================================
MFS [Registration Mark] World Asset Allocation Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] World Equity Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] World Governments Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] World Growth Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] World Total Return Fund
--------------------------------------------------------------------------------

NATIONAL TAX-FREE BOND
================================================================================
MFS [Registration Mark] Municipal Bond Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Municipal High Income Fund
(closed to new investors)
--------------------------------------------------------------------------------
MFS [Registration Mark] Municipal Income Fund
--------------------------------------------------------------------------------

STATE TAX-FREE BOND
================================================================================
Alabama, Arkansas, California, Florida, Georgia, Louisiana, Maryland, Massachusetts, Mississippi, New York, North Carolina, Pennsylvania, South Carolina, Tennessee, Texas, Virginia, Washington, West Virginia
--------------------------------------------------------------------------------

MONEY MARKET
================================================================================
MFS [Registration Mark] Cash Reserve Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Government Money Market Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Money Market Fund
--------------------------------------------------------------------------------

MFS [Registration Mark] WORLD    [Dalbar Logo]                  Bulk Rate
EQUITY FUND                      TOP RATED SERVICE              U.S. Postage
                                                                P A I D
500 Boylston Street                                             Permit #55638
Boston, MA 02116                                                Boston, MA


[MFS Logo]
THE FIRST NAME IN MUTUAL FUNDS




                                                   MWE-2  12/95/37M  04/204/304